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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 22, 2000

                         Commission file number 0-28706

                           FIRST ALLIANCE CORPORATION
             (Exact name of registrant as specified in its charter)

           DELAWARE                                   33-0721183
           --------                                   ----------
(State or other jurisdiction of          (I.R.S. Employer Identification Number)
 incorporation or organization)


      17305 VON KARMAN AVENUE, IRVINE, CALIFORNIA                92614
      -------------------------------------------                -----
        (Address of principal executive offices)              (Zip code)


        Registrant's telephone number, including area code (949) 224-8500

  (Former name or former address, if changed since last report): Not Applicable


ITEM 4.  CHANGES IN REGISTRANT'S ACCOUNTANT

         On June 22, 2000, the United States Bankruptcy Court, based upon the recommendations of management, the Board of Directors and the Audit Committee of the Company, approved the engagement of Hein + Associates LLP ("Hein") as the Company's principal independent public accountants. Prior to such appointment, the Company had not consulted with Hein regarding the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on the Company's financial statements.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      Financial statements - not applicable.

         (b)      Pro forma financial information - not applicable.

         (c)      Exhibits - not applicable

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                                    SIGNATURE

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:      June 22, 2000
        --------------------
                                       FIRST ALLIANCE CORPORATION


                                       By:       /s/ FRANCISCO NEBOT
                                          -------------------------------
                                                   Francisco Nebot
                                                    President and
                                               Chief Financial Officer

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